Exhibit 31.2
CERTIFICATIONS
I, Mark Kociancic, certify that:
1.

I have reviewed this quarterly

report on Form 10-Q of Everest

Re Group, Ltd;
2.

Based on

my

knowledge, this

report

does not

contain

any untrue

statement

of a

material

fact

or omit

to state

a
material fact

necessary to

make the

statements

made, in

light of

the circumstances

under which

such statements
were made, not misleading with respect to

the period covered by this report;
3.

Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this

report,

fairly
present in

all material

respects the

financial condition,

results of

operations and

cash flows

of the registrant

as of,
and for,

the periods presented in this report;
4.

The registrant’s

other certifying officer(s)

and I are responsible

for establishing

and maintaining disclosure

controls
and

procedures

(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial
reporting (as defined in Exchange Act Rules 13a-15(f)and 15d

-15(f))

for the registrant

and have:

(a) Designed such disclosure

controls and procedures,

or caused such disclosure controls

and procedures to

be
designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its
consolidated subsidiaries, is made known to us

by others within those entities, particularly during the period in which this report is being prepared;
(b)

Designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial
reporting

to

be designed

under

our

supervision,

to

provide

reasonable

assurance

regarding

the

reliability

of
financial

reporting

and

the

preparation

of

financial

statements

for

external

purposes

in

accordance

with
generally accepted accounting

principles;
(c)

Evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures

and

presented

in

this
report our

conclusions about the

effectiveness

of the disclosure

controls and

procedures, as

of the end

of the
period covered by this report based

on such evaluation; and
(d) Disclosed in this report any change

in the registrant’s

internal control over

financial reporting that occurred
during the registrant’s

most recent fiscal

quarter (the registrant’s

fourth fiscal quarter

in the case of

an annual
report) that has

materially affected,

or is reasonably

likely to materially

affect, the

registrant’s

internal control
over financial reporting; and
5.

The

registrant’s

other

certifying

officer(s)

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal
control

over

financial reporting,

to

the registrant’s

auditors

and the

audit

committee

of the

registrant’s

board

of
directors (or persons performing

the equivalent functions):
(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over
financial

reporting

which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to

record,

process,
summarize and report financial information;

and
(b) Any

fraud, whether

or not

material, that

involves management

or other

employees who

have a

significant
role in the registrant’s

internal control over financial

reporting.

November 3, 2022
/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and

Chief Financial Officer